UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No.  )

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The GEO Group, Inc.
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on . May 04, 2011 Meeting Information THE GEO GROUP, INC. Meeting Type: Annual Meeting For holders as of: March 03, 2011 B Date: May 04, 2011 Time: 9:00 AM EDT A Location: Ritz Carlton Fort Lauderdale, R 1 North Fort Lauderdale Beach C Boulevard O Fort Lauderdale, FL 33304 D E You are receiving this communication because you hold THE GEO GROUP, INC. shares in the above named company. 621 NW 53RD STREET SUITE 700 BOCA RATON, FL 33487 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are 15 12 1 available to you on the Internet. You may view the proxy Investor Address Line 2 Investor Address Line 3 OF materials online at www.proxyvote.com or easily request a Investor Address Line 4 paper copy (see reverse side). Investor Address Line 5 2 R1.0.0.11699 John Sample We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting. ANY CITY, ON A1A 1A1 1 See the reverse side of this notice to obtain 0000095925 proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods R1.0.0.11699 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. 0000095925 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Internal Use Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Only

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Clarence E. Anthony 02 Norman A. Carlson 03 Anne N. Foreman 04 Richard H. Glanton 05 Christopher C. Wheeler 06 George C. Zoley The Board of Directors recommends you vote FOR proposals 2 and 3. B 2 To ratify the appointment of Grant Thornton LLP as the independent registered public accountants of The Geo A Group, Inc. for the 2011 fiscal year. R 3 Advisory vote on executive compensation. C O The Board of Directors recommends you vote 3 YEARS on the following proposal: D 4 Advisory vote on the frequency of holding future advisory votes on executive compensation. E The Board of Directors recommends you vote FOR the following proposal: 5 In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. R1.0.0.11699 3 ® 0000 0000 0000 0000095925 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information NAME THE COMPANY NAME INC. — COMMON 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. — 401 K 123,456,789,012.12345 R1.0.0.11699 4 0000095925 Broadridge Internal Use Only Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # Sequence # # of # Sequence #